SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the  Registrant  [ x ]
Filed by a Party other than the  Registrant  [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material under Rule 14a-12

                               SYNERGY BRANDS INC.
                               -------------------
                (Name of Registrant as Specified in Its Charter)

                ------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required
[ ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1.  Title of each class of securities to which transaction applies

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2.  Aggregate number of securities to which transaction applies:

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3. Per unit price or other underlying value of transaction  computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

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[ ] Fee paid previously with preliminary materials.
[ ] check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4.   Date Filed:

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                                      -2-

                               SYNERGY BRANDS INC.
                             1175 Walt Whitman Road
                               Melville, NY 11747

                                 PROXY STATEMENT
                                      and
                       2002 ANNUAL REPORT TO STOCKHOLDERS

PROXY STATEMENT

     This statement is furnished as notice of and in connection with a solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of Synergy Brands Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on June 27, 2003 at 10:00 A.M. at Melville Marriott, Melville, New York, 631-424-5500. Please refer to the Safe Harbor Statement on Page for information about factors which could cause future results to differ materially from forward-looking, statements, expectations and assumptions expressed and/or implied in this publication.

                                VOTING PROCEDURES

     Stockholders of record at the close of business on May 1, 2003 will be entitled to vote at the Meeting. On the said record date, there were outstanding 1,479,059 shares of Common Stock, par value $.001 per share ("Common Stock"), each of which being entitled to one vote at the Meeting, 100,000 shares of Class A Preferred Stock, par value $.001 per share ("Class A Preferred") each of which being entitled to 13 votes at the Meeting (vote is controlled by Mair Faibish, Chief Executive Officer of the Company) and 600,000 shares of Series A Class B ("Class B Preferred") without any voting power at the Meeting ( such "Preferred Stock together with the Common Stock, collectively hereinafter referred to as the "Company Shares"), outstanding. Holders of the Common Stock and the Class A Preferred Stock will vote as a single class as to all matters to come before the Meeting. A Shareholder List disclosing shareholders of record on May 1, 2003 shall be made available for inspection by shareholders entitled to vote at the Annual Meeting at the location of the Meeting on t he date of and in advance of the date of the Meeting.

     On September 9, 2002, the Board of Directors authorized a 4-for-1 reverse split of its common stock to shareholders of record on December 1, 2002. Par value and per share amounts in the accompanying information and schedules have been retroactively adjusted for the split.

     The By-Laws of the Company (the "By-Laws") provide that the holders of a minimum of one third of the votes represented by the Company Shares issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum at the Meeting. The By-Laws further provide that the directors of the Company shall be elected by a plurality vote, and that, except as otherwise provided by statute, the Certificate of Incorporation of the Company, or the By-Laws, all other matters coming before the meeting shall be decided by the vote of a majority of the number of Company Shares present in person or represented by proxy at the Meeting and entitled to vote thereat where a quorum is present. Section 203
(b)(3) of the Delaware General Corporation Law ("GCL") provides that Amendment of the Company's Certificate of Incorporation to eliminate the applicability of said Section 203 of the GCL as proposed at the Company's Annual Meeting shall require the affirmative approval by a majority of all votes represented by the C ompany Shares.

     Votes cast at the Meeting will be counted by the persons appointed by the Company to act as inspectors of election for the Meeting. The inspectors of election will treat Company Shares represented by a properly executed and returned proxy as present at the Meeting for purpose of determining a quorum. Abstention and broker non-votes with respect to particular proposals will not affect the determination of a quorum.

     Seven directors will be elected by a plurality of the votes represented by the Company Shares present, in person or by proxy, and entitled to be cast at the Meeting where a quorum is present. Accordingly, abstentions and broker non-votes as to the election of directors will have no effect thereon. All other matters to come before the Meeting require either the approval of a majority of the votes represented by all Company Shares or those present at the meeting and entitled to vote thereon, therefore abstentions as to particular proposals will have the same effect as votes against such proposals. Broker and other non-votes as to particular proposals will not, however, be deemed to be a part of the voting power present with respect to such proposals and will not therefore count as votes for or against such proposals and will not be included in calculating the number of votes necessary for approval of such proposals except for establishment of a quorum and as to those proposals requiring a majority vote of all Company Shares.

     Proxies in the enclosed form are solicited by the Board of Directors to provide an opportunity for every eligible stockholder to vote on all matters to come before the Meeting, whether or not he or she attends in person. If proxies in the enclosed form are properly executed and returned, the Company Shares represented thereby will be voted at the Meeting in accordance with stockholder direction. Proxies in the enclosed form upon presentation unless otherwise designated thereon will be voted FOR the election of each director, FOR the election of Grant Thornton LLP as the Company's auditors for the fiscal year ending December 31, 2003 and FOR adoption and filing of the Restated Certificate of Incorporation including the Amendment thereto to eliminate the applicability to the Company of Section 203 of the GCL, such being all of the proposals presently existing for shareholder vote at the Meeting. Any stockholder executing a proxy may revoke that proxy or submit a revised one at any time before it is voted. A stockholder may also attend at the Meeting in person and vote by ballot, thereby canceling any proxy previously given. Except for the proposals hereinabove mentioned, Company management expects no other matters to be presented for action at the Meeting. If, however, any other matters properly come before the Meeting, the persons named as proxies in the enclosed form of proxy intend to vote in accordance with their judgment on the matters presented unless otherwise specified in the Proxy.

                               PROXY SOLICITATION

     The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, arrangements have been made for brokers and nominees to send proxy material to their principals, and the Company will reimburse them for their reasonable expenses in doing so. The Company's transfer agent, American Stock Transfer and Trust Company, will assist it in the solicitation of proxies from brokers and nominees. The fees for the services of the transfer agent are included in the monthly fees paid by the Company, however, the Company will reimburse the transfer agent for its reasonable out-of-pocket expenses incurred in connection with providing solicitation services. Certain employees of the Company, who will receive no compensation for their services other than their regular remuneration, may also solicit by telephone, telegram, telex, telecopy, or personal interview.

                        PROPOSAL 1. ELECTION OF DIRECTORS

     At the Meeting, seven directors are to be elected to a one-year term and to hold office until their successors are elected and qualified. The Board of Directors consists of one class, which serves for a one-year term or until their successor is elected and qualifies. The persons named in the enclosed form of proxy intend to vote such proxy, unless otherwise directed, FOR the election of each of the directors nominated to serve on the Board to serve until the fiscal 2003 Annual Meeting of Stockholders or other dates for proposed election of new directors. If contrary to present expectation, any of the nominees should become unavailable for any reason, votes may be cast pursuant to the accompanying form of proxy for a substitute nominee designated by the Board.

             INFORMATION CONCERNING DIRECTORS AND DIRECTOR NOMINEES.

     Set  forth  is  certain  information   concerning  directors  and  director
nominees. Each of these persons are nominated to serve as a director for fiscal year 2003 and/or until their successor is elected and qualified.

                                                                     Year First
                                                                      Elected A
         Name of Nominee            Age       Position                 Director
         ---------------            ---       --------                 --------

         Mair Faibish                43     Chairman and Chief
                                            Executive Officer
                                            and Director                  1989

         Henry J. Platek, Jr.        56     President, Chief Operating
                                            Officer and Director          1989

         Mitchell Gerstein           47     Chief Financial Officer,
                                            Treasurer, Secretary
                                            and Director                  1991

         Dominic Marsicovetere       53     Director                      1993

         Michael Ferrone             50     Director                      1995

         Dail Elizabeth Miller       45     Director                      2001

         Randall J. Perry            48     Director                      2002

     MAIR FAIBISH. Mr. Faibish has been CEO since January 1, 2000, prior thereto he served as Executive Vice President, Chief Financial Officer and a Director of the Company since May 1989. He serves on the Employee Compensation Committee and the Executive Committee. From 2001 to the present Mr. Faibish serves (for no compensation) as the Chairman of Columbia University's Alumni Representative Committee for Suffolk County New York responsible for coordinating admission interviews for prospective student candidates.

     HENRY J. PLATEK, JR. has been President and a Director of the Company since December 1989 and Chief Operating Officer since January 1, 2000. Mr. Platek serves on the Employee Compensation Committee and the Executive Committee.

     MITCHELL GERSTEIN. Mr. Gerstein has been Treasurer since March 1994, Vice President and a Director of the Company since June 1991, Controller and Treasurer of the Company since March 1992, Secretary of the Company from June 1991 to March 1994, a position he resumed in January 1995 and Chief Financial Officer since January 1, 2000.

     DOMINIC A. MARSICOVETERE, CPA. Mr. Marsicovetere has been a Director of the Company since April 1993. Since 1978, Mr. Marsicovetere has been an Accounting Professor in the school of Business Administration at Hofstra University. Since 1978, Mr. Marsicovetere had been in private practice as a certified public accountant. Mr. Marsicovetere is the chairman of the Audit Committee and Independent Compensation Committee.

     MICHAEL FERRONE. Mr. Ferrone is an executive with Park Avenue Securities a division of the Guardian Insurance Company where he has been employed since 1989. Mr. Ferrone serves on the Audit Committee and Independent Compensation Committee.

     DAIL ELIZABETH MILLER, has been a director since December, 2001. Since August, 2001 Ms. Miller has been President of DailCo Inc., a Real Estate development company located in Woodstock, Vermont. Between 1997 and 2001, Ms. Miller worked at LIM Inc. as an Investment Researcher. Ms. Miller plans to be involved in the Company's strategic planning and Business to Consumer operations.

     RANDALL J. PERRY has acted in the past and is presently retained as corporate and securities counsel for the Company. Mr. Perry is an attorney licensed and practicing in New Jersey, New York and Pennsylvania. Mr. Perry has been in active law practice since 1981. Mr. Perry is a graduate of PennState University (1975 BA) and Seton Hall Law Center (JD 1980).

                              CORPORATE GOVERNANCE

     Directors are elected at the annual meeting of stockholders and hold office until their successors have been duly elected and qualified, or until the earlier of their death, resignation or removal. In the interim between such annual meetings the existing Board of Directors may increase or decrease the number of directors on the Board and fill any vacancies thereby or otherwise created, such other members to serve until their successors are duly elected by the shareholders of the Company entitled to vote thereon or they terminate their role as Director in some fashion and thereby create an interim vacancy to be filled.

     The Board of Directors has primary responsibility of directing the management of the business and affairs of the Company. The Board currently consists of seven members.

     The Company has an Audit Committee, an Executive Committee, an Independent Compensation Committee and an Employee Compensation Committee.

     The Audit Committee is comprised of Dominic A. Marsicovetere (chair), and Michael Ferrone and its functions include recommending to the Board of Directors the engagement of the Company's independent certified public accountants, reviewing with such accountants the plan and results of their examination of the consolidated financial statements and determining the independence of such accountants. The Audit Committee will also have primary responsibility for reviewing all related party transactions. However, it is the Company's policy that all related party transactions be approved by a majority of the disinterested directors of the Company. Such directors will not be required to make a determination that each related party transaction meets a fairness test, but will decide whether the transaction is in the best interest of the Company. The Audit Committee is comprised totally of independent directors as required by NASDAQ. A revised Audit Committee Charter has recently been enacted by the Company and a copy thereof is included herein as an Exhibit.

     The Executive Committee is comprised of Henry J. Platek, Jr. and Mair Faibish and is responsible for establishing policies and procedures relating to the administration and operation of the Company.

     The Independent Compensation Committee, consisting of Dominic Marsicovetere and Michael Ferrone, the Company's two independent non-employee directors, will review and make recommendations with respect to compensation of officers and key employees. They also administer the Company's 1994 Services and Consulting Compensation Plan, as amended (the "1994 Option Plan"), with respect to compensation of directors (except non-employee directors) and officers and consultants of the Company.

     The Employee Compensation  Committee,  consisting of Mair Faibish and Henry
J. Platek, will review and make recommendations with respect to compensation of employees who are not officers or directors.

     Executive officers serve at the discretion of the Board of Directors, subject to any employment agreement between the executive officer and the Company.

     The Board of Directors and its Committees voted by unanimous or majority (on notice to others not voting) written consent in lieu of formal meetings with respect to all actions taken during the year ended December 31, 2002 and thereafter in 2003.

     None of the directors or respective officers of the Company have over the last two fiscal years been involved in any material transactions with the Company wherein the amount of money involved exceeded $60,000 except that the Company has paid to Mr. Perry on retainer sums of $150,000 for 2001 and $125,000 for 2002 for legal services rendered on behalf of the Company. No other material transactions involving the officers and or directors of the Company and the Company are proposed where the amount to be paid exceeds $60,000 except that the Company anticipates continuing to pay for legal services to Randall J. Perry to similar extent in fiscal 2003. There are also no common affiliations between the Company and officers and/or directors in any other business or entity, to the best knowledge of the Company and no legal proceedings involving securities issues of any bankruptcy proceedings and/or criminal proceedings are pending or have existed within the last five years involving any officers and/or directors of the Company or any officers, directors and/or affiliates of the Company as an adverse party to the Company.

     No officer or director or affiliate thereof is or in the last fiscal year has been in debt to the Company in excess of $60,000.

             COMPENSATION OF DIRECTORS/ NON-EMPLOYEE DIRECTOR PLAN

     Directors and committee members who are part of management serve as such without compensation but are reimbursed for their reasonable out-of-pocket expenses in attending meetings of the Board and its committees. Pursuant to the Option Plan, directors who are not employees of the Company are granted option to purchase 10,000 shares of Common Stock at an exercise price equal to fair market value on the date of grant immediately upon their election or reelection to the Board of Directors.

                            RECOMMENDATION AND VOTE

     The Board of Directors recommends the election of the nominees listed above as directors of the Company to hold office until the next annual meeting or until their successors are elected and qualified. The affirmative vote of a plurality of the votes represented by the Company Shares represented at the Meeting where a quorum is present is required for such approval. Quorum at the meeting shall require attendance in person and/or by proxy by at least one-third amount of the potential votes outstanding.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth as of April 8, 2003 information regarding the beneficial ownership of the Company's voting securities (i) by each person who is known to the Company to be the owner of more than five percent of the Company's voting securities, (ii) by each of the Company's directors, and (iii) by all directors and executive officers of the Company as a group each share of Common Stock being entitled to one vote and Class A Preferred Stock being entitled to 13 votes per share:

                                   Amount and Nature of
                                   Beneficial Ownership       Percent of Class
Name and Address of                Common     Preferred       Common   Preferred
Beneficial Owner                    Stock       Stock         Stock     Stock
---------------------               -----       -----         -----     -----

Mair Faibish (1).............     100,717       100,000           6.8%    100.0%
1175 Walt Whitman Road
Melville, NY 11747

Henry J. Platek ..........           1000         -0-             .10%     --
1175 Walt Whitman Road
Melville, NY 11747

Mitchell Gerstein............        -0-         -0-             -0-       --
1175 Walt Whitman Road
Melville, NY 11747

Dominic A. Marsicovetere.....        -0-         -0-             -0-       --
1175 Walt Whitman Road
Melville, NY 11747

Michael Ferrone.............         -0-         -0-             -0-       --
1175 Walt Whitman Road
Melville, NY 11747

Dail Elizabeth Miller. . . . .     30,500       -0-              2.1%      --
13 Golf Avenue
Woodstock, Vermont 05030

Randall J. Perry...........          -0-         -0-             -0-      --
44 Union Avenue
PO Box 108
Rutherford, NJ 07070

Lloyd I. Miller III (2). ..       741,605        -0-           48.3%      --
4550 Gordon Drive
Naples, Florida 34102

Lawrence K. Fleischman. . . . .   111,726        -0-            7.6%      --
350 Vanderbilt Parkway
Hauppauge, NY 11788

All Officers and Directors
as Group....................     132,217       100,000          9.0%   100.0%

(1) Mr. Faibish owns the 100,000 shares of Class A Preferred Stock outstanding. Each share of Preferred Stock is entitled to 13 votes on all matters on which Common Stock may vote. Accordingly, the percentage of overall voting power of the Company's voting securities beneficially owned by Mair Faibish and all officers and directors as a group is increased accordingly to 51.5%.

(2) Included in the figures shown are warrants exerciseable within 60 days for the purchase of 56,250 shares of the Company's Common Stock.Such shares are deemed to be outstanding for the purpose of computing the percentage of oustanding shares of Common Sotck beneficially owned by Mr. Lloyd I. Miller, III.

                        PROPOSAL 2. ELECTION OF AUDITORS

     The Board of Directors, on the recommendation of the Audit Committee, has appointed Grant Thornton LLP as independent auditors for the Company for the fiscal year ending December 31, 2003. Although not required to do so, the Board has proposed and recommends the election, at the Annual Meeting, of the firm of Grant Thornton LLP as the Company's auditors for the year ending December 31, 2003. Effective January 22, 2002, the Company's Board of Directors approved the engagement of Grant Thornton LLP to serve as the Company's independent public accountants for the fiscal 2001 audit, and dismissed BDO Seidman LLP, which had served as the Company's auditors from 1993 through 2000. The Company's Board of Directors, upon recommendation of its Audit Committee, approved the change in accountants. Neither of the reports of BDO Seidman LLP or Belew Averitt LLP, whose practice was combined with BDO Seidman LLP, on the financial statements of the Company for the past two fiscal years contained an adverse opinion or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope, or accounting principle and there were no disclosed disagreements known to the Company with such prior auditors before or upon their termination or as any basis therefor.

     During the Company's two most recent fiscal years, there were no disagreements with Grant Thornton LLP, on any matter of accounting principles or practices, financial statements disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP would have caused them to make reference to the subject matter of the disagreements in their reports for such fiscal years.

     During the Company's two most recent fiscal years the Company did not consult with Grant Thornton regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, of the type of audit opinion that might be rendered on the Company's financial statements by Grant Thornton LLP that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.

     During fiscal 2002, and in connection with the audit of the Company's fiscal 2002 financial statements, Grant Thornton LLP provided various audit and non-audit services to the Company as follows:

         (a) AUDIT FEES: Aggregate fees billed by Grant Thornton for professional services rendered for the audit of the Company's fiscal year 2002 annual financial statements and quarterly reviews for 2002 were $82,500.

         (b) FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: None.

         (c) ALL OTHER FEES: Grant Thornton LLP billed an aggregate of $115,500 in fiscal 2002 for tax consulting services and additional services.

     The Audit Committee of the Board has considered whether provision of the services described in sections (b) and (c) above is compatible with maintaining the independent accountant's independence and, inasmuch as Grant Thornton LLP provided no such services in fiscal 2002, determined that such services have not adversely affected Grant Thornton LLP's independence.

     A representative of Grant Thornton will be present at the meeting and will have an opportunity to make a statement if the representative desires to do so. Said representative will also be available to respond to appropriate questions from shareholders of the Company.

                            RECOMMENDATION AND VOTE

     The Company's full Board of Directors and its Audit Committee, recommend the election of Grant Thornton LLP to serve as auditors for the Company for the fiscal year ended December 31, 2003 and until successors are elected and qualified. The affirmative vote of a majority of the votes represented by the Company Shares represented at the Meeting where a quorum is present is required for such approval. Quorum at the Meeting shall require attendance in person and/or by proxy by at least one-third amount of potential votes outstanding.

    PROPOSAL 3 ADOPTION OF RESTATED AND AMENDED CERTIFICATE OF INCORPORATION

     Under Delaware law, a corporation may submit to its stockholders for adoption a complete restatement of its Certificate of Incorporation, including all previous amendments still in effect as well as any new amendments. The Company is submitting for its shareholder approval an amendment to the Company's Certificate of Incorporation to eliminate and expressly electing not to be governed by Section 203 of the Delaware General Corporation Law, as further described below herein. With this amendment, presuming such to be adopted, there will have been on file 9 amendments, together with the original Certificate of Incorporation and 4 Certificates of Designation (inclusive of amendments thereto, relating to preferences, rights and limitations of Preferred Stock). Adoption of the Restatement is designed to make it easier to determine the present content of the Certificate of Incorporation of the Company. There will also be a cost savings to the Company in the filing fees and other costs associated with presenting its Certificate of Incorporation to authorities and inquirors as to the content thereof. Following approval of the Restatement of the Certificate of Incorporation for the Company the complete Restatement shall constitute the entire Certification of Incorporation of the Company and supercede all prior articles upon acceptance of such Restatement for filing of record with the office of the Delaware Secretary of State.

     A copy  of  the  Restatement  is  included  herewith  as an  Exhibit.  Such
Restatement includes an amendment which eliminates the applicability to the Company of Section 203 of the Delaware General Corporation Law.

     Section 203 of the Delaware General Corporation Law defines a category of stockholder designated as "interested stockholders" generally holders of 15% or more of a company's voting stock, applicable to public corporations. Unless exempted by one or more of several clauses in the statute, interested stockholders as so defined are precluded from engaging in "business combinations" with their corporations for three years after becoming interested stockholders. "Business combinations" applicable as defined are transactions of a type which increases the beneficial interest of the "interested stockholder" in the corporation or its assets disproportionate in relation to other stockholders.

     The Company and its management see great value in being able to seek further equity financing from its larger shareholders as a cost effective way of generating further capital for the Company and the Company has been successful in the past in seeking and generating further capital infusion for use in Company operations by approaching certain of its larger stockholders and offering these persons and entities the opportunity to purchase further of the Company's securities. Although to date the applicability of Section 203 of the Delaware General Corporation Law has not had a significant effect on the Company's approach to locating further capital infusion through these channels, as the Company continues to grow it is likely that more of its current shareholders will become "interested stockholders" as defined in Section 203 and if not for elimination of the applicability of such section to the Company, the Company will be precluded from seeking financial assistance from those shareholders, a situation the Company desires to avoid. A copy of the aforementioned Section 203 of the Delaware General Corporation Law is included herewith as an Exhibit. Amendment to the Company's Certificate of Incorporation to eliminate the governance thereof of Section 203 of the GCL shall not be effective, as provided in such statute, until 12 months after its adoption and shall not apply to any business combination between the Company and any person who become an interested stockholder of the Company on or prior to such adoption.

RECOMMENDATION AND VOTE

     The Board of Directors recommends a vote FOR adoption of the proposed Restated Certificate of Incorporation and amendment included therein for elimination of the applicability of Section 203 of the GCL. The affirmative vote of a majority of the votes represented by all of the outstanding Company Shares, whether or not represented at the Meeting, is required for approval of this proposal.

                                 OTHER BUSINESS

     Management knows of no other business which is to be presented for action at the meeting. Should any other matters properly come before the meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their judgement.

     It is important that proxies be returned promptly. Therefore, stockholders who do not expect to attend in person are urged to execute and return the enclosed proxy to which no postage need be affixed if mailed in the United States.

                             EXECUTIVE COMPENSATION

     Set forth below are tables showing (i) in summary form, the compensation paid to Henry J. Platek, Mair Faibish and Mitchell Gerstein, the only executive officers of the Company for the fiscal year ended December 31, 2002: and (ii) the options and stock appreciation rights (SARs) granted to such executives in 2002.

                           SUMMARY COMPENSATION TABLE

                             annual             long term compensation
                          compensation                awards
                         ---------------    -----------------------------------

                                            restricted    securities underlying
                             salary         stock bonus     stock options

NAME
----

Mair Faibish, Chairman and Chief Executive Officer
              2002       $112,579.00                0                 0
              2001       $191,400.00                0                 0
              2000       $145,000.00                0                 0

Henry Platek, President
              2002       $ 75,663.00                0                 0
              2001       $ 85,056.00                0                 0
              2000       $ 88,028.00                0                 0

Mitchell Gerstein, CFO
              2002       $ 52,000.00                0                 0
              2001       $ 52,000.00                0                 0
              2000       $ 52,000.00                0                 0

     There were no stock options or stock appreciation rights (SARs) given to any of the officers or directors of the Company. There are no outstanding SARs held by officers and/or directors of the Company and no stock options held by officers and/or directors of the Company in fiscal year 2002 have been exercised during such period. No Long-Term Incentive Plan awards have been granted by the Company to any of its officers and/or directors in fiscal year 2002. In the fiscal year 2002 there were no adjustments made to the exercise price of any outstanding stock options held by officers and/or directors of the Company other than an adjustment identical to adjustment made in all outstanding Company stock options as a result of and in direct proportion to the level of the 1 for 4 share reverse stock split of the Company's common stock which the Company adopted in September 2002.

Compensation Committee Interlocks and Insider Participation

     All decisions with respect to the stock compensation of the Company's executive officers and key employees are made by the Independent Compensation Committee, which is comprised of Mr. Marsicovetere and Mr. Ferrone under the 1994 Option Plan. Neither Mr. Marsicovetere nor Mr. Ferrone are officers or employees of the Company nor were they at any time.

     All decisions with respect to the compensation of employees who are not officers or key employees are made by the Employee Compensation Committee which is comprised of Mr. Platek and Mr. Faibish.

AUDIT COMMITTEE REPORT

     The Securities and Exchange Commission rules now require the Company to include in its proxy statement a report from the Audit Committee of the Board. The following report concerns the Committee's activities regarding oversight of the Company's financial reporting and auditing process.

     The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of The NASDAQ Stock Market, and it operates under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as an Exhibit. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Committee reviews and assesses the adequacy of its charter on an annual basis.

     As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principals, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Grant Thornton LLP, the Company's independent auditing firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

     Some of the Audit Committee members may be professional accountants or auditors, but their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Committee certify that the independent auditor is "independent" under applicable rules. The Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Committee's members in business, financial and accounting matters.

     Among other matters, the Audit Committee monitors the activities and performance of the Company's internal and external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor. The Audit Committee also reviews the results of the internal and external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the Audit Committee generally oversees the Company's internal compliance programs.

     The Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor, management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the independent auditor represented that its presentations included the matters required to be discussed with the independent auditor by Statement on Auditing Standards No. 61, "Communication with Audit Committees" and Statement on Auditory Standards No. 90 "Audit Committee Communication".

     The Company's independent auditor also provided the Committee with the written disclosures required by Independence Standards Board Standard No.1, "Independence Discussions with Audit Committees," and the Committee discussed with the independent auditor that firm's independence.

     Following the Committee's discussions with management and the independent auditor, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-KSB for the year ended December 31, 2002.

                                        Audit Committee:

                                        Dominic A Marsicovetere
                                        Michael Ferrone

* Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the aforesaid and following reports of the Audit Committee or the Company's Board of Directors shall not be incorporated by reference into any such filing and shall not otherwise be deemed filed under either act.

             REPORT OF THE BOARD OF DIRECTORS ON ANNUAL COMPENSATION

ADMINISTRATION OF COMPENSATION PROGRAM

     The Independent Compensation Committee will be responsible for establishing and administering the stock compensation policies applicable to the Company's executive officers.

     Prior to the establishment of the Committee, decisions with respect to the compensation of the Company's executive officers have been made by the Board of Directors.

COMPENSATION POLICY

     The goals of the Company's executive compensation policy are to (i) attract and retain qualified executives and (ii) ensure that an appropriate relationship exists between executive pay and the creation of shareholder value. To achieve these goals, the Company's executive compensation policy will reward executives for long term strategic management and the enhancement of stockholder value by integrating annual base compensation with other forms of incentive compensation based upon corporate results and individual performance. Measurement of corporate performance will be primarily based on the level of achievement of Company goals and upon Company performance levels compared with industry performance levels.

     The Committee will obtain compensation survey data where available for similar industries to be used as a guide to establish compensation levels to be competitive with and comparable to other companies in its industry group.

FISCAL 2002 EXECUTIVE COMPENSATION PROGRAM

     The Company's fiscal 2002 executive compensation program was comprised exclusively of base salary and bonuses. During fiscal 2002 Mr. Faibish, Mr. Gerstein and Mr. Platek, the Company's three executive officers, did not receive base salary increases. The decisions not to grant increases were made by the Board of Directors based on the Company's performance and financial condition. The compensation program described below will be implemented by the Independent Compensation Committee on a going forward basis.

     BASE SALARY. The Independent Compensation Committee will review and approve all salary changes and stock grants for executive officers. The Committee will base its approval of such salary changes on: (i) performance of the executive,
(ii) Company performance, (iii) experience, and (iv) external salary surveys.

     ANNUAL INCENTIVE. The Company may use annual performance incentives to focus management on achieving financial and operating results. The Company may establish a bonus pool for executive officers for a particular year or years, from which bonuses will be paid at the discretion of the CEO and President upon approval of the Committee, except that bonuses awarded to the CEO and President will be at the discretion of the Committee based on the financial performance of the Company.

     LONG TERM INCENTIVE. The primary purpose of the long-term incentive compensation plan (the "Plan") is to link management pay with the long term interests of stockholders. The Independent Compensation Committee will use stock options to achieve this link. The grant of options at 100 percent for the fair value assures that the executive officers will receive a benefit only when stock price increases.

     The amount of options granted is based on comparative data on the estimated value of long term compensation for other industry executives. In determining annual stock option grants, the Independent Compensation Committee will base its decision on the individual's performance and potential to improve stockholder value.

PRESIDENT and CEO COMPENSATION DURING FISCAL 2002

     Messrs Platek's and Faibish's salaries are intended to be competitive with salary arrangements received by other chief executive officers in the industry. The Committee will base future bonuses or awards to Messrs. Platek and Faibish on Company and individual performance as compared to other promotional wholesale distribution logistics companies, and the criteria set forth above for executive officers generally.

COMPENSATION OF DIRECTORS

     The Company's executive officers do not receive any compensation for their services as Directors; however, such officers are reimbursed for their reasonable out-of-pocket expenses in attending any meetings of the Board and/or its committees. The Company's non-employee Directors, on the other hand, each receive compensation for their service in the form of an option to purchase 10,000 shares of the Company's Common Stock immediately upon their election or re-election to the Board. These options, which are granted pursuant to the Company's Stock Option Plan for Non-Employee Directors (the "Option Plan"), are issued at their fair market value, are immediately exercisable and have a term of ten years.

EMPLOYMENT CONTRACTS

     There are no Employment Contracts at present.

CONCLUSION

     The Board of Directors and the Independent Compensation Committee believe that the quality and motivation of management make a significant difference in the long term performance of the Company. The Board of Directors and the Committee also believe that a compensation program which rewards performance that meets or exceeds high standards also benefits the stockholders, so long as there is an appropriate downside risk element to compensation when performance falls short of such standards. The Board of Directors and the Committee are of the opinion that the Company's management compensation program meets these requirements, has contributed to the Company's success, and is deserving of stockholder support.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER COMPENSATION PLANS

     Following is information as of the end of their fiscal year 2002 with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance. (include info as to the particulars of the plans in existence - See SK Item 201
(d)).

     The following is a summary of such stock option transactions for the years ended December 31, 2002 and 2001 in accordance with the Plan and other restricted stock option agreements:

                                                                 Weighted-
                                             Number               average
                                            of shares          exercise price
                                           ----------           -------------
       Outstanding at January 1, 2001        223,781               $ 33.92
           Forfeited                         (82,972)               (37.00)
                                           ----------           -------------
       Outstanding at December 31, 2001      140,809                 32.12
           Granted                           231,625                  3.76
           Cancelled/forfeited               (13,175)               (34.66)
                                           ----------           -------------
       Outstanding at December 31, 2002      359,259               $ 13.75
                                           ==========           =============

       Available for grant
           December 31, 2002               7,582,291
                                           =========
           December 31, 2001               7,911,241
                                           =========

     The following table summarizes information concerning currently outstanding and exercisable stock options:



                                                 Options outstanding                       Options exercisable
                                   --------------------------------------------        --------------------------
                                                      Weighted-
                                      Number           average        Weighted-           Number         Weighted-
                                   outstanding at     remaining        average        exercisable at      average
             Ranges of             December 31,      contractual      exercise         December 31,      exercise
            exercise prices            2002          life (years)       price              2002            price
           -------------------     -------------     ------------     ----------       ---------------    -------
           $ 1.00 - $ 3.80           231,125             2.02          $  3.76                -           $   -
             8.00 -  20.00            51,604             1.25            14.67           51,604            14.67
            25.00 -  35.60            36,280             1.69            27.36           36,280            27.36
            40.00 -  50.00             8,500             1.99            42.94            8,500            42.94
            60.00 -  70.00            31,750             1.62            61.57           31,750            61.57
                                    ------------      -----------      ---------        --------          ------
                                     359,259             1.84           $13.75          128,134           $31.76
                                    ============      ===========      =========        ========          ======


     The Company has also reserved 100,000 shares for a stock option plan ("Option Plan") for nonemployee, independent directors, which entitles each nonemployee, independent director an option to purchase 10,000 shares of the Company's stock immediately upon election or re-election to the Board of Directors. Options granted under the Option Plan will be at the fair market value on the date of grant, immediately exercisable, and have a term of ten years. The Company had no options outstanding and exercisable and 94,000 shares available for grant at December 31, 2002.

                            COMPANY STOCK PERFORMANCE

                             (PLEASE SEE SCHEDULE A)

ANNUAL REPORT

     The Annual Report to Shareholders of the Company for the fiscal year ended December 31, 2001 which includes audited financial statements has been previously mailed to stockholders and the 2002 Annual Report is included as is being mailed to shareholders herewith. Such reports are incorporated herein by reference and should be reviewed by the recipient of this Proxy Statement in conjunction with review of the other information on the Company included herewith.

FORM 10-KSB

     The Company will provide without charge to each person whose Proxy is being solicited, a copy (without exhibits) of the Annual Report of the Company on Form 10-KSB for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission. Any request therefor should be addressed to the Company at the address given at the beginning of this report. The Form 10-KSB of the Company for 2002 is incorporated herein by reference and should be reviewed by the recipient of this Proxy Statement in conjunction with review of the other information on the Company included herein.

STOCKHOLDER PROPOSALS

     If any stockholder desires to present a proposal for action at the Company's annual meeting to be held in 2004, such proposal must be in compliance with applicable laws and Securities and Exchange Commission regulations and must be received by the Company on or prior to December 31, 2003.

SECTION 16 REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of such reports received by it with respect to fiscal 2000 and 2001 or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company's equity securities have been timely complied with.

OTHER DOCUMENTS NOT A PART OF THIS PROXY STATEMENT

     This Proxy Statement is being distributed to stockholders as part of a larger publication containing other documents and information of interest to stockholders concerning the Annual Meeting including Appendix A which contains the Annual Report to Shareholders, including Management's Discussion and Analysis and the Consolidated Financial Statements; and Appendix B, which contains Other Stockholder Information. All of this information not specifically part of this Proxy Statement, and certain information in this Proxy Statement, specifically the Audit Committee Report (other than any information contained therein not permitted to be so excluded), the report on 2002 Executive
Compensation and the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission under or pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934 as currently in effect and shall not be deemed to be incorporated by reference into any filing by the C ompany under such Acts, unless specifically provided otherwise in such filing.

                       By Order of the Board of Directors

                                Mitchell Gerstein
                                    Secretary

Melville, NY

                                   SCHEDULE A
                            COMPANY STOCK PERFORMANCE

                              1997      1998      1999    2000     2001    2002
                              ----      ----      ----    ----     ----    ----

SYNERGY BRANDS INC.          100.00    151.79    169.65   33.94   12.34    7.20
MG GRUOP INDEX (OLD)         100.00    262.37    763.61  168.89  113.97   76.35
RUSSEL 3000 INDEX            100.00    123.82    147.79  135.19  118.11   91.17
MG GRUOP INDEX (NEW)         100.00    113.11    125.54  172.18  172.43  177.47

PEER GROUP INCLUDES:

RUSSEL 3000 INDEX

Source:  Media General Financial Services
         PO Box 85333
         Richmond, VA 23293
         80-446-7922

(GRAPH ALSO INCLUDED) Graph represents the total return of $100 investment in the Company relative to sample peer group and a national stock index

                                   EXHIBIT A
                              SYNERGY BRANDS INC.
                             AUDIT COMMITTEE CHARTER

                              SYNERGY BRANDS INC.

                 CATEGORICAL STANDARDS OF DIRECTOR INDEPENDENCE

     A director who meets all of the following categorical standards shall be presumed to be "independent":

         * During the past five years the Company has not employed the director, and has not employed (except in a non-officer capacity) any of his or her immediate family members.

         * During the past five years, the director has not been employed (or affiliated with) the Company's present or former auditors, nor has any of his or her immediate family members been so employed or affiliated (except in a non-officer capacity not involving the Company's business).

         * During the past five years, neither the director, nor any of his or her immediate family members, has been part of an "interlocking directorate" in which an executive officer of the Company serves on the compensation (or equivalent) committee of another company that employs the director.

         * The director does not (directly or indirectly as a partner, shareholder or officer of another company) provide consulting, legal or financial advisory services to the Company or the Company's present or former auditors.

         * The director is not employed by (or affiliated with) a significant supplier or customer of the Company. For the purposes of this categorical standard, a supplier or customer shall be considered significant if its sales to, or purchases from the Company represent more than (i) 1 % of the sales of the customer or supplier or (ii) 1 % of the Company's revenues.

         * During the past five years, the director has not had a personal services contract with the Company, its chairman, chief executive officer or other executive officer, or any affiliate of the Company.

         * The director is not an employee, officer or director of a foundation, university or other non-profit organization to which the Company gives directly, or indirectly through the provision of services, more than $100,000 per annum or 1% of the total annual donations received (whichever is less).

         * The director does not, either directly or indirectly as a partner, shareholder or officer of another company own more than 5% of the Company's common stock. SYNERGY BRANDS INC.

                                     EX-A1

AUDIT COMMITTEE CHARTER

I.Purpose

     The primary functions of the Audit Committee are to assist the Board of Directors in fulfilling its oversight responsibilities with respect to: (i) the Company's systems of internal controls regarding finance, accounting, legal compliance and ethical behavior, (ii) the Company's auditing, accounting and
financial   reporting  processes   generally,   (iii)  the  Company's  financial
statements and other financial information provided by the Company to its stockholders, the public and others, (iv) the Company's compliance with legal and regulatory requirements, and (v) the performance of the Company's Corporate Audit Department, where applicable, and independent auditors. Consistent with these functions, the Committee will encourage continuous improvement of, and foster adherence to, the Company's policies, procedures and practices at all levels.

     Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. The members of the Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Committee to conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of Management and the independent auditors.

II.Organization

     The Audit Committee shall be comprised of members as determined by the Board of Directors, each of whom shall satisfy the independence, financial literacy and experience requirements of Section 10A of the Securities Exchange Act of 1934, NASDAQ and any other applicable regulatory requirements.

     Committee members shall be appointed by the Board at the annual organizational meeting of the Board of Directors and members shall serve until their successors shall be duly appointed and qualified. The Committee's chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee.

     The Committee may form and delegate authority to one or more of its members and/or subcommittees when appropriate.

III.Meetings

     The Audit Committee shall meet at least once annually, or more frequently as circumstances require. The Committee shall require members of Management, the Corporate Audit Department, if any, and the independent auditors and others to attend meetings and to provide pertinent information, as necessary. As part of its job to foster open communications, the Committee shall meet in executive sessions during its regularly scheduled meetings and otherwise as the Committee may deem appropriate with Management, the head of the Corporate Audit Department, if any, and the Company's independent auditors to discuss any matters that the Committee (or any of these groups) believe should be discussed privately.

IV.Responsibilities and Duties

     In recognition of the fact that the Company's independent auditors are ultimately accountable to the Audit Committee, the Committee shall have the sole authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors or nominate the independent auditors for shareholder approval. The Committee shall approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Committee shall consult with Management but shall not delegate these responsibilities

                                     EX-A2

     To fulfill its responsibilities and duties. the Audit Committee shall:

     WITH RESPECT TO THE INDEPENDENT AUDITORS:

     1. Be directly responsible for the appointment, compensation and oversight of the work of the independent auditors (including resolution of disagreements between Management and the independent auditors regarding financial reporting) for the purpose of preparing its audit report or related work.

     2. Have the sole authority to review in advance, and grant any appropriate pre-approvals of (i) all auditing services to be provided by the independent auditors and (ii) all non-audit services to be provided by the independent auditors as permitted by Section lOA of the Securities Exchange Act of 1934. and in connection therewith to approve all fees and other terms of engagement. The Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act of 1934 with respect to non-audit services.

     3. Review the performance of the Company's independent auditors on at least an annual basis.

     4. On an annual basis, review and discuss with the independent auditors all relationships the independent auditors have with the Company in order to evaluate the independent auditors' continued independence. The Committee: (i) shall ensure that the independent auditors submit to the Committee on an annual basis a written statement (consistent with Independent Standards Board Standards No. 1 delineating all relationships and services that may impact the objectivity and independence of the independent auditors; (ii) shall discuss with the independent auditors any disclosed relationship or services that may impact the objectivity and independence of the independent auditors; and (iii) shall satisfy itself as to the independent auditors' independence.

     5. At least annually, obtain and review an annual report from the independent auditors describing (i) the independent auditors' internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

     6. Confirm that the lead audit partner, or the lead audit partner responsible for reviewing the audit, for the Company's independent auditors has not performed audit services for the Company for each of the five previous fiscal years.

     7. Review all reports required to be submitted by the independent auditors to the Committee under Section 10A of the Securities Exchange Act of 1934.

     8. Review the scope and plan of the work to be done by the independent auditors for each fiscal year.

                                     Ex-A3

     WITH RESPECT TO FINANCIAL STATEMENTS:

     9. Review and discuss with Management, the Corporate Audit Department, if any, and the independent auditors the Company's quarterly financial statements (including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the independent auditors' review of the quarterly financial statements) prior to submission to stockholders, any governmental body, any stock exchange or the public.

     10. Review and discuss: (i) with Management, the Corporate Audit Department, if any, and the independent auditors the Company's annual audited financial statements (including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations").

     11. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

     12. Recommend to the Board of Directors. if appropriate. that the Company's annual audited financial statements be included in the Company's annual report on Form IO-K for filing with the Securities and Exchange Commission.

     13. Prepare the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement and any other Committee reports required by applicable securities laws or stock exchange listing requirements or rules.

                                     EX-A4

     PERIODIC AND ANNUAL REVIEWS:

     14. Periodically review separately with each of Management, the independent auditors and the Corporate Audit Department, if any (i) any significant disagreement between Management and the independent auditors or the Corporate Audit Department in connection with the preparation of the financial statements.
(ii) any difficulties encountered during the course of the audit (including any restrictions on the scope of work or access to required information) and (iii) Management's response to each.

     15. Periodically discuss with the independent auditors, without Management being present. (i) their judgments about the quality. appropriateness. and acceptability of the Company's accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Company's financial statements.

     16. Consider and approve, if appropriate, significant changes to the Company's accounting principles and financial disclosure practices as suggested by the independent auditors, Management or the Corporate Audit Department.
Review with the independent auditors, Management and the Corporate Audit Department, if any, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented.

     17. Review with Management, the independent auditors, the Corporate Audit Department, if any, and the Company's counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the Securities and Exchange Commission or other regulatory authorities with relevant jurisdiction.

     18. Obtain and review an annual report from Management relating to the accounting principles used in preparation of the Company's financial statements (including those policies for which Management is required to exercise discretion or judgments regarding the implementation thereof).

                                     EX-A5

     DISCUSSIONS WITH MANAGEMENT:

     19. Review and discuss with Management the Company's earnings press releases (including the use of "pro forma" or "adjusted" non-GAAP information) as well as financial information and earnings guidance provided to analysts and rating agencies.

     20. Review and discuss with Management all material off-balance sheet transactions, arrangements. obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

     21. Inquire about the application of the Company's accounting policies and its consistency from period to period, and the compatibility of these accounting policies with generally accepted accounting principles. and (where appropriate) the Company's provisions for future occurrences which may have a material impact on the financial statements of the Company.

     22. Review and discuss with Management (i) the Company's major financial risk exposures and the steps Management has taken to monitor and control such exposures (including Management's risk assessment and risk management policies), and (ii) the program that Management has established to monitor compliance with its code of business ethics and conduct for directors, officers and employees.

     23. Review and discuss with Management all disclosures made by the Company concerning any material changes in the financial condition or operations of the Company.

     24. Obtain explanations from Management for unusual variances in the Company's annual financial statements from year to year, and review annually the independent auditors' letter of the recommendations to Management and Management's response.

                                     EX-A6

     WITH RESPECT TO THE INTERNAL AUDIT FUNCTION AND INTERNAL CONTROLS:

     25. Review, based upon the recommendation of the independent auditors and the head of the Corporate Audit Department, if any, the scope and plan of the work to be done by the Corporate Audit Department.

     26. Review and approve the appointment and replacement of the head of the Corporate Audit Department, if any, and review on an annual basis the performance of the Corporate Audit Department or similar management personnel conducting internal audit functions of the Company.

     27. In consultation with the independent auditors and the Corporate Audit Department a) review the adequacy of the Company's internal control structure and system. and the procedures designed to insure compliance with laws and regulations, and (b) discuss the responsibilities, budget and staffing needs of the Corporate Audit Department, if any.

     28. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

                                     EX-A7

     OTHER:

     29. Review and approve all related-party transactions.

     30. Review and approve (i) any change or waiver in the Company's code of business conduct and ethics for directors or executive officers, and (ii) any disclosure made on Form 8-K regarding such change or waiver.

     31. Establish the policy for the Company's hiring of employees or former employees of the independent auditors who were engaged on the Company's account.

     32.  Review  any  Management   decision  to  seek  a  second  opinion  from
independent auditors other than the Company's regular independent auditors with respect to any significant accounting issue.

     33. Review with Management and the independent auditors the sufficiency and quality of the Corporate Audit Department staff and other financial and accounting personnel of the Company.

     34. Review and reassess the adequacy of this Charter annually and recommend to the Board any changes the Committee deems appropriate.

     35. The Committee shall conduct an annual performance evaluation.

     36. Perform any other activities consistent with this Charter, the Company's By-laws and governing law as the Committee or the Board deems necessary or appropriate.

     37. This Charter shall be made available on the Company's website at "www.sybr.com."

                                     EX-A8

V. Resources

     The Audit Committee shall have the authority to retain independent legal, accounting and other consultants to advise the Committee. The Committee may request any officer or employee of the Company or the Company's outside counselor and/or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to the Committee.

     The Committee shall determine the extent of funding necessary for payment of compensation to the independent auditors for purpose of rendering or issuing the annual audit report and to any independent legal, accounting and other consultants retained to advise the Committee.

                                     EX-A9

                                   EXHIBIT B
                                  SECTION 203
                                       OF
                        DELAWARE GENERAL CORPORATION LAW

     203. Business combinations with interested stockholders.

     (a) Notwithstanding any other provisions of this chapter, a corporation shall not engage in any business combination with any interested stockholder for a period of 3 years following the time that such stockholder became an interested stockholder, unless (i) prior to such time the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, or (2) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or (3) at or subsequent to such time the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

     (b) The restrictions contained in this section shall not apply if:

     (1) the corporation's original certificate of incorporation contains a provision expressly electing not to be governed by this section;

     (2) the corporation, by action of its board of directors, adopts an amendment to its bylaws within 90 days of the effective date of this section, expressly electing not to be governed by this section, which amendment shall not be further amended by the board of directors;

     (3) the corporation, by action of its stockholders, adopts an amendment to its certificate of incorporation or bylaws expressly electing not to be governed by this section, provided that, in addition to any other vote required by law, such amendment to the certificate of incorporation or bylaws must be approved by the affirmative vote of a majority of the shares entitled to vote. An amendment adopted pursuant to this paragraph shall be effective immediately in the case of a corporation that both (i) has never had a class of voting stock that falls within any of the three categories set out in subsection (b)(4) hereof, and (ii) has not elected by a provision in its original certificate of incorporation or any amendment thereto be governed by this section. In all other cases, an amendment adopted pursuant to this paragraph shall not be effective until 12 months after the adoption of such amendment and shall not apply to any business combination between such corporation and any person who became an interested stockholder of such corporation on or prior to such adoption. A bylaw amendment adopted pursuant to this paragraph shall not be further amended by the board of directors;

                                     EX-B1

     (4) the corporation does not have a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on the NASDAQ Stock Market or (ill) held of record by more than 2,000 stockholders, unless any of the foregoing results from action taken, directly or indirectly, by an interested stockholder or from a transaction in which a person becomes an interested stockholder;

     (5) a stockholder becomes an interested stockholder inadvertently and (i) as soon as practicable divests itself of ownership of sufficient shares so that the stockholder ceases to be an interested stockholder and (ii) would not, at any time within the 3 year period immediately prior to a business combination between the corporation and such stockholder, have been an interested stockholder but for the inadvertent acquisition of ownership;

     (6) the business combination is proposed prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the notice required hereunder of a proposed transaction which (i) constitutes one of the transactions described in the second sentence of this paragraph; (ii) is with or by a person who either was not an interested stockholder during the previous 3 years or who became an interested stockholder with the approval of the corporation's board of directors or during the period described in paragraph
(7) of this subsection (b); and (iii) is approved or not opposed by a majority of the members of the board of directors then in office (but not less than 1) who were directors prior to any person becoming an interested stockholder during the previous 3 years or were recommended for election or elected to succeed such directors by a majority of such directors. The proposed transactions referred to in the preceding sentence are limited to (x) a merger or consolidation of the cor poration (except for a merger in respect of which, pursuant to section 251(f) of the chapter, no vote of the stockholders of the corporation is required); (y) a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the corporation or of any direct or indirect majority-owned subsidiary of the corporation (other than to any direct or indirect wholly-owned subsidiary or to the corporation) having an aggregate market value equal to 50% or more of either that aggregate market value of all of the assets of the corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation; or (z) a proposed tender or exchange offer for 50% or more of the outstanding voting stock of the corporation. The corporation shall give not less than 20 days notice to all interested stockholders prior to the consummation of any of the transactions described in clauses (x) or (y) of the second sentence of this paragraph; or

                                     EX-B2

     (7) the business combination is with an interested stockholder who became an interested stockholder at a time when the restrictions contained in this section did not apply by reason of any of paragraphs (i) through (4) of this subsection (b), provided, however, that this paragraph (7) shall not apply if, at the time such interested stockholder became an interested stockholder, the corporation's certificate of incorporation contained a provision authorized by the last sentence of this subsection (b). Notwithstanding paragraphs (1), (2),
(3) and (4) of this subsection, a corporation may elect by a provision of its original certificate of incorporation or any amendment thereto to be governed by this section; provided that any such amendment to the certificate of incorporation shall not apply to restrict a business combination between the corporation and an interested stockholder of the corporation if the interested stockholder became such prior to the effective date of the amendment.

     (c) As used in this section only, the term:

     (1) "affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

     (2) "associate," when used to indicate a relationship with any person, means (i) any corporation partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock, (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

     (3) "business combination," when used in reference to any corporation and any interested stockholder of such corporation, means:

     (i) any merger or consolidation of the corporation or any direct or indirect majority-owned subsidiary of the corporation with (A) the interested stockholder, or (B) with any other corporation partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation subsection (a) of this section is not applicable to the surviving entity;

     (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of such corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the corporation or of any direct or indirect majority-owned subsidiary of the corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation;

     (iii) any transaction which results in the issuance or transfer by the corporation or by any direct or indirect majority-owned subsidiary of the corporation of any stock of the corporation or of such subsidiary to the interested stockholder, except (A) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of such corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such, (B) pursuant to a merger under Section 251(g) of this title; (C) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of such corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of such corporation subsequent to the time the interested stockholder became such, (D) pursuant to an exchange offer by the corporation to purchase stock made on the same terms to all holders of said stock, or (E) any issuance or transfer of stock by the corporation, provided however, that in no case under (C)-(E) above shall there be an increase in the interested stockholder's proportionate share of the stock of any class or series of the corporation or of the voting stock of the corporation;

                                     EX-B3

     (iv) any transaction involving the corporation or any direct or indirect majority-owned subsidiary of the corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder, or

     (v) any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of such corporation) of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subparagraphs (i)-(iv) above) provided by or through the corporation or any direct or indirect majority owned subsidiary .

     (4) "control," including the term "controlling," "controlled by" and "under common control with," means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this section, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

     (5) "interested stockholder" means any person (other than the corporation and any direct or indirect majority-owned subsidiary of the corporation) that
(i) is the owner of 15% or more of the outstanding voting stock of the corporation, or (ii) is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the 3-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the affiliates and associates of such person; provided, however, that the term "interested stockholder" shall not include (x) any person who (A) owned shares in excess of the 15% limitation set forth herein as of, or acquired such shares pursuant to a tender offer commenced prior to, December 23, 1987, or pursuant to an exchange offer announced prior to the aforesaid date and commenced within 90 days thereafter and either (1) continued to own shares in excess of such 15% limitation or would have but for action by the corporation or (ii) is an affiliate or associate of the corporation and so continued (or so would have continued but for action by the corporation) to be the owner of 15% or more of the outstanding voting stock of the corporation at any time within the 3-year period immediately prior to the date on which it is sought to be determined whether such a person is an interested stockholder or (B) acquired said shares from a person described in (A) above by gift, inheritance or in a transaction in which no consideration was exchanged; or (y) any person whose ownership of shares in excess of the 15% limitation set forth herein in the result of action taken solely by the corporation provided that such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an i nterested stockholder, the voting stock of the corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of paragraph (8) of this subsection but shall not include any other unissued stock of such corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options. or otherwise.

                                     EX-B4

     (6) "person" means any individual, corporation, partnership, unincorporated association or other entity.

     (7) "stock" means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

     (8) "voting stock" means, with respect to any corporation, stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference to a percentage of voting stock shall refer to such percentage of the votes of such voting stock.

     (9) "owner" including the terms "own" and "owned" when used with respect to any stock means a person that individually or with or through any of its affiliates or associates:

     (i) beneficially owns such stock, directly or indirectly; or

     (ii) has (A) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person's affiliates or associates until such tendered stock is accepted for purchase or exchange; or
(B) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person's right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

     (iii) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (B) of clause (ii) of this paragraph), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

     (d) No provision of a certificate of incorporation or bylaw shall require, for any vote of stockholders required by this section a greater vote of stockholders than that specified in this section.

     (e) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all matters with respect to this section.

                                     EX-B5

                                   EXHIBIT C
                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                              SYNERGY BRANDS INC.

     We, the undersigned Mair Faibish and Mitchell Gerstein being respectively the Chief Executive Officer and the Secretary of Synergy Brands Inc., a corporation organized and existing under the laws of the State of Delaware, do hereby certify as follows:

     1. The name of the Corporation is Synergy Brands Inc.

     2.The original Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on September 26, 1988 with the original name of the Corporation stated thereon as Delta Ventures Inc. which later changed its name to Krantor Corporation by amendment filed October 21, 1991.

     3.This Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Original Certificate of Incorporation by inclusion of Article TENTH which eliminates the Corporation being governed by Delaware General Corporation Law Section 203 AND Article FOURTH regarding liquidation preferences applying to all their capital stock of the Corporation in relation to that applied to the Class A Preferred Stock, such latter addition being more of a clarification regarding application of such other provisions.

     4.The text of the Certificate of Incorporation, as restated and integrated and as further amended hereby, is restated to read as herein set forth in full:

                                     EX-C1

     FIRST:The name of the corporation (hereinafter called the "Corporation") is SYNERGY BRANDS INC.

     SECOND:The address, including street, number, city, and county, of the registered office of the corporation in the State of Delaware is 2711 Centerville Road, City of Wilmington, County of New Castle; and the name of the registered agent of the corporation in the State of Delaware at such address is Corporation Service Company.

     THIRD:The nature of the business and the purposes to be conducted and promoted by the corporation, which shall be in addition to the authority of the corporation to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, are as follows:

     To purchase, receive, take by grant, gift, devise, bequest, or otherwise, lease, or otherwise acquire, own, hold, improve, employ, use, and otherwise deal in and with real or personal property, or any interest therein, wherever situated, and to sell, convey, lease, exchange, transfer, or otherwise dispose of, or mortgage or pledge, all or any of its property and assets, or any interest therein, wherever situated

     To carry on a general mercantile, industrial, investing, and trading business in all its branches; to devise, invent, manufacture, fabricate, assemble, install, service, maintain, alter, buy, sell, import, export, license as licensor or licensee, lease as lessor or lessee, distribute, job, enter into, negotiate, execute, acquire, and assign contracts in respect of, acquire, receive, grant, and assign licensing arrangements, options, franchises, and other rights in respect of, and generally deal in and with, at wholesale and retail, as principal, and as sales, business, special, or general agent, representative, broker, factor, merchant, distributor, jobber, advisor, and in any other lawful capacity, goods, wares, merchandise, commodities, and unimproved, improved, finished, processed, and other real, personal, and mixed property of any and all kinds, together with the components, resultants, and by-products thereof.

     To engage generally in the real estate business as principal, agent, broker, and in any lawful capacity, and generally to take, lease, purchase, or otherwise acquire, and to own, use, hold, sell, convey, exchange, lease, mortgage, work, clear, improve, develop, divide, and otherwise handle, manage, operate, deal in, and dispose of real estate, real property, lands, multiple-dwelling structures, houses, buildings, and other works, and any interest or right therein; to take, lease, purchase, or otherwise acquire, and to own, use, hold, sell, convey, exchange, hire, lease, pledge, mortgage, and otherwise handle, and deal in and dispose of, as principal, agent, broker, and in any lawful capacity, such personal property, chattels, chattels real, rights, easements, privileges, choses in action, notes, bonds, mortgages, and securities as may lawfully be acquired, held, or disposed of; and to acquire, purchase, sell, assign, transfer, dispose of, and generally deal in and with as principal, agent, broker, and in any lawful capacity, mortgages and other interests in real, personal, and mixed properties; to carry on a general construction, contracting, building, and realty management business as principal, agent, representative, contractor, subcontractor, and in any other lawful capacity.

                                     EX-C2

     To apply for, register, obtain, purchase, lease, take licenses in respect of or otherwise acquire, and to hold, own, use, operate, develop, enjoy, turn to account, grant licenses and immunities in respect of, manufacture under and to introduce, sell, assign, mortgage, pledge, or otherwise dispose of, and, in any manner deal with and contract with reference to:

     (a) inventions, devices, formulae, processes, and any improvements and modifications thereof;

     (b) letters patent, patent rights, patented processes, copyrights, designs, and similar rights, trade-marks, trade names, trade symbols, and other indications of origin and ownership granted by or recognized under the laws of the United states of America, the District of Columbia, any state or subdivision thereof, and any commonwealth, territory, possession, dependency, colony, agency or instrumentality of the United States of America and of any foreign country, and all rights connected therewith or appertaining thereunto;

     (c) franchises, licenses, grants, and concessions.

     To guarantee, purchase, take, receive, subscribe for, and otherwise acquire, own, hold, use, and otherwise employ, sell, lease, exchange, transfer, and otherwise dispose of, mortgage, lend, pledge, and otherwise deal in and with, securities (which term, for the purpose of this Article THIRD, includes, without limitation of the generality thereof, any shares of stock, bonds, debentures, notes, mortgages, other obligations, and any certificates, receipts, or other instruments representing rights to receive, purchase, or subscribe for the same, or representing any other rights or interests therein or in any property or assets) of any persons, domestic and foreign firms, associations, and corporations, and of any government or agency or instrumentality thereof; to make payment therefor in any lawful manner; and, while owner of any such securities, to exercise any and all rights, powers, and privileges in respect thereof, including the right to vote.

     To make, enter into, perform, and carry out contracts of every kind and description with any person, firm, association, corporation, or government or agency or instrumentality thereof.

     To acquire by purchase, exchange, or otherwise, all, or any part of, or any interest in, the properties, assets, business, and good will of any one or more persons, firms, associations, or corporations heretofore or hereafter engaged in any business for which a corporation may now or hereafter be organized under the laws of the state of Delaware; to pay for the same in cash, property, or its own or other securities; to hold, operate, reorganize, liquidate, sell, or in any manner dispose of the whole or any part thereof; and in connection therewith, to assume or guarantee performance of any liabilities, obligations, or contracts of such persons, firms, associations, or corporations, and to conduct the whole or any part of any business thus acquired.

     To lend money in furtherance of its corporate purposes and to invest and reinvest its funds from time to time to such extent, to such persons, firms, associations, corporations, governments or agencies or instrumentalities thereof, and on such terms and on such security, if any, as the Board of Directors of the corporation may determine.

     To make contracts of guaranty and suretyship of all kinds and endorse or guarantee the payment of principal, interest, or dividends upon, and to guarantee the performance of sinking fund or other obligations of, any securities, and to guarantee in any way permitted by law the performance of any of the contracts or other undertakings in which the corporation may otherwise be or become interested, of any person, firm, association, corporation, government or agency or instrumentality thereof, or of any other combination, organization, or entity whatsoever.

     To borrow money without limit as to amount and at such rates of interest as it may determine; from time to time to issue and sell its own securities, including its shares of stock, notes, bonds, debentures, and other obligations, in such amounts, on such terms and conditions, for such purposes and for such prices, now or hereafter permitted by the laws of the state of Delaware and by this certificate of incorporation, as the Board of Directors of the corporation may determine; and to secure any of its obligations by mortgage, pledge, or other encumbrance of all or any of its property, franchises, and income.

                                     EX-C3

     To be a promoter or manager of other corporations of any type or kind; and to participate with others in any corporation, partnership, limited partnership, joint venture, or other association of any kind, or in any transaction, undertaking, or arrangement which the corporation would have power to conduct by itself, whether or not such participation involves sharing or delegation of control with or to others.

     To draw, make, accept, endorse, discount, execute, and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures, and other negotiable or transferable instruments and evidences of indebtedness whether secured by mortgage or otherwise, as well as to secure the same by mortgage or otherwise, so far as may be permitted by the laws of the state of Delaware.

     To purchase, receive, take, reacquire, or otherwise acquire, own and hold, sell, lend, exchange, reissue, transfer, or otherwise dispose of, pledge, use, cancel, and otherwise deal in and with its own shares and its other securities from time to time to such an extent and in such manner and upon such terms as the Board of Directors of the corporation shall determine; provided that the corporation shall not use its funds or property for the purchase of its own shares of capital stock when its capital is impaired or when such use would cause any impairment of its capital, except to the extent permitted by law.

     To organize, as an incorporator, or cause to be organized under the laws of the state of Delaware, or of any other state of the United States of America, or of the District of Columbia, or of any commonwealth, territory, dependency, colony, possession, agency, or instrumentality of the united States of America, or of any foreign country, a corporation or corporations for the purpose of conducting and promoting any business or purpose for which corporations may be organized, and to dissolve, wind up, liquidate, merge, or consolidate any such corporation or corporations or to cause the same to be dissolved, wound up, liquidated, merged, or consolidated.

     To conduct its business, promote its purposes, and carry on its operations in any and all of its branches and maintain offices both within and without the state of Delaware, in any and all states of the United States of America, in the District of Columbia, and in any or all commonwealths, territories, dependencies, colonies, possessions, agencies, or instrumentalities of the United States of America and of foreign governments.

     To promote and exercise all or any part of the foregoing purposes and powers in any and all parts of the world, and to conduct its business in all or any of its branches as principal, agent, broker, factor, contractor, and in any other lawful capacity, either alone or through or in conjunction with any corporations, associations, partnerships, firms, trustees, syndicates, individuals, organizations, and other entities in any part of the world, and, in conducting its business and promoting any of its purposes, to maintain offices, branches, and agencies in any part of the world, to make and perform any contracts and to do any acts and things, and to carryon any business, and to exercise any powers and privileges suitable, convenient, or proper for the conduct, promotion, and attainment of any of the business and purposes herein specified or which at any time may be incidental thereto or may appear conducive to or expedient for the accomplishment of any of such business and purposes and which might be engaged in or carried on by a corporation incorporated or organized under the General Corporation Law of the state Delaware, and to have and exercise all of the powers conferred by the laws of the state of Delaware upon corporations incorporated or organized under the General Corporation Law of the state of Delaware.

                                     EX-C4

     The foregoing provisions of this Article THIRD shall be construed both as purposes and powers and each as an independent purpose and power. The foregoing enumeration of specific purposes and powers shall not be held to limit or restrict in any manner the purposes and powers of the corporation, and the purposes and powers herein specified shall, except when otherwise provided in this Article THIRD, be in no wise limited or restricted by reference to, or inference from, the terms of any provision of this or any other Article of this certificate of incorporation; provided, that the corporation shall not conduct any business, promote any purpose, or exercise any power or privilege within or without the state of Delaware which, under the laws thereof, the corporation may not lawfully conduct, promote, or exercise.

     FOURTH: The total number of shares of stock which the corporation shall have authority to issue is sixty million (60,000,000). The 60,000,000 authorized shares shall be divided into 49,900,000 common shares, par value $.001 per share, 100,000 Class A Preferred Stock, par value $.001 per share and 10,000,000 Class B Preferred Stock, par value $.001 per share.

     The number of voting and other powers, preferences and relative, participating, optional or other rights and the qualifications, limitations and restrictions of the designated Class A Preferred Stock, par value $.001 per share of the Corporation are as follows unless and until such provisions shall be changed by further resolution of this corporation's Board of Directors as to any stock of the class remaining authorized but unissued:

     Class A Preferred Stock

     1. Designation and Amount. There shall be a series of Preferred Stock designated as "Class A Preferred Stock" and the number of shares constituting such series of Class A Preferred Stock shall be 100,000.

     2.Par Value.The par value of each share of Class A Preferred Stock shall be $.001.

     3. Rank. All shares of Class A Preferred Stock shall rank prior, both as to payment of dividends and as to distributions of assets upon liquidation, dissolut1on or winding up of the Corporation. whether voluntary or involuntary, to all of the Corporation's now or hereafter issued common stock, par value $.001 per share (the "Common Stock").

     4.Dividends. Class A Preferred Stock shall not be entitled to any dividends beyond those given to common stock.

     5. Liquidation Preference.In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Class A Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are stated capital or surplus of any nature, an amount equal to the dividends accumulated thereon to the date of final distribution to such holders whether or not declared, without interest, and a sum equal to $10.50 per share, before any payment shall be made or any assets distributed to the holders of Common Stock. All of the remaining net assets shall belong to and be distributed among the holders of the Common Stock and/or any other class or series of the Corporation's capital stock as may be provided in the corporation's Certificate of Incorporation and applicable law realizing thereof an applying whatever other priorities are therein provided. Neither a consolidation or merger of the Corporation with another corporation nor a sale or transfer of all or part of the Corporation's assets for cash, securities or other property will be considered a liquidation, dissolution or winding up of the Corporation.

                                     EX-C5

     6. Redemption at Option of the Corporation. The Corporation may, at its option, at any time redeem in whole, or from time to time in part, out of the earned funds of the Corporation, the Class A Preferred Stock on any date set by the Board of Directors, at $10.50 per share plus, in each case, an amount in cash equal to all dividends on the Class A Preferred Stock accrued and unpaid thereon whether or not declared, pro rata to the date fixed for redemption (such sum being hereinafter referred to as the "Redemption Price"). In case of the redemption of less than all of the then outstanding Class A Preferred Stock, the Corporation shall designate by lot, or in such other manner as the Board of Directors may determine, the shares to be redeemed or shall effect such redemption pro rata. Notwithstanding the foregoing, the Corporation shall not redeem less than all of the Class A Preferred Stock at any time outstanding until all dividends accrued and in arrears upon all Class A Preferred Stock then outstanding s hall have been paid for all past dividend periods.

     Not less than thirty (30) days prior to the redemption date, notice by first class mail, postage prepaid, shall be given to the holders of record of the Class A Preferred Stock to be redeemed. addressed to such stockholder at their last addresses as shown on the books of the Corporation. Each such notice of redemption shall specify the date fixed for redemption, the Redemption Price, the place or places of payment, that payment will be made upon presentation and surrender of the shares of Class A Preferred Stock and that on and after the redemption date, dividends will cease to accumulate on such shares.

     Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the holder of the Class A Preferred Stock receives such notice and failure to give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Class A Preferred Stock. On or after the date fixed for redemption as stated in such notice, each holder of the shares called for redemption shall surrender the cert1ficate evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price. If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If, on the date fixed for redemption, funds necessary for the redemption shall be available therefor and shall have been irrevocably dep osited or set aside, then, notwithstanding that the certificates evidencing any shares so called for redemption shall not have been surrendered, the dividends with respect to the shares so called shall cease to accrue after the date fixed for redemption, the shares shall no longer be deemed outstanding, the holders thereof shall cease to be stockholders, and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor) shall terminate.

     The shares of Class A Preferred Stock shall not be subject to the operation of any purchase, retirement or sinking fund.

                                     EX-C6

     7.  Conversion.The   shares  of  Class  A  Preferred  Stock  shall  not  be
convertible at the option of the holder thereof.

     8.Voting Rights.

     a. General. Each holder of Class A Preferred Stock will have thirteen (13) votes on all matters for which the holders of Common Stock may vote for every one (1) share, of Class A Preferred Stock held.

     b. Class Voting Rights. In addition to voting rights provided above, so long as the Class A Preferred Stock is outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least one half (1/2) of all outstanding Class A Preferred Stock voting separately as a class,
(i) amend, alter or repeal (by merger or otherwise) any provision of the Certificate of Incorporation or the By-laws of the Corporation, as amended, so as adversely to affect the relative rights, preferences, qualifications, limitations or restrictions of the Class A Preferred Stock, (ii) authorize or issue any additional class or ser1es of preferred stock or any security convertible into preferred stock, or (iii) effect any reclassification or additional issuance of the Class A Preferred Stock.

     9. Outstanding Shares. All shares of Class A Preferred Stock shall be deemed outstanding except (i) from the date fixed for redemption pursuant to
Section 6 hereof, all shares of Class A Preferred Stock that have been so called for redemption under Section 6 hereof; and (ii) from the date of registration of transfer, all shares of Class A Preferred Stock held of record by the Corporation.

     10. Partial Payments. Upon an optional redemption by the Corporation, if at any time the Corporation does not pay amounts sufficient to redeem all Class A Preferred Stock, then such funds which are paid shall be applied to redeem such Class A Preferred Stock as the Corporation may designate by lot.

     11.Preemptive  Rights.  The Class A Preferred  Stock is not entitled to any
preemptive  or  subscription   rights  in  respect  of  any  securities  of  the
Corporation.

     12. Severability of Provisions. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

                                     EX-C7

     Class B Preferred Stock

     10,000,000 shares of the stock authorized to be issued by this corporation as Class B Preferred Stock shall have the following provisions applicable there to, unless and until such provisions shall be changed by further resolution of this corporation's Board of Directors as to any stock of the class remaining authorized but unissued:

     The Class B Preferred Stock shall be issued in one or more series. The Board of Directors is hereby expressly authorized to issue the shares of Preferred Stock in such series and to fix from time to time before issuance the number of shares to be included in any series and the designation, relative rights, preferences and limitations of all shares of such series. The authority of the Board of Directors with respect to each series shall include, without limitation thereto, the determination of any or all of the following and the shares of each series may vary from the shares of any other series in the following respects:

     a. The number of shares constituting such series and the designation thereof to distinguish the shares of such series from the shares of all other series;

     b. The annual dividend rate on the shares of that series and whether such dividends shall be cumulative and, if cumulative, the date from which dividends shall accumulate;

     c. The redemption price or prices for the particular series, if redeemable, and the terms and conditions of such redemption;

     d. The  preference,  if any,  of shares of such  series in the event of any
voluntary  or  involuntary  liquidation,   dissolution  or  winding  up  of  the
Corporation;

     e. The voting rights, if any, in addition to the voting rights prescribed by law and the terms of exercise of such voting rights;

     f. The right, if any, of shares of such series to be converted into shares of any other series or class and the terms and conditions of such conversion; and

     g. Any other relative rights, preferences and limitations of that series.

     Pursuant to the authority conferred on the Board of Directors of this Corporation by the Certificate of Incorporation, the number of voting and other powers, preferences and relative, participating, optional or other rights and the qualifications, limitations and restrictions of 100,000 shares of the previously designated Class B Preferred stock. par value $.001 per share of the Corporation now to be designated Series A of Class B Preferred Stock are as follows:

     Series A of Class B Preferred Stock

     1. Designation and Amount. There shall be a series of Class B Preferred Stock designated as "Series A of Class B Preferred Stock" and the number of shares constituting such series of Class B Preferred Stock shall be 100,000.

     2. Par Value. The par value of each such share of Series A of Class B Preferred Stock shall be $.001.

                                     EX-C8

     3.Rank.All shares of Series A of Class B Preferred Stock shall rank prior, both as to payment of dividends and as to distributions of assets upon liquidation. dissolution or winding up of the Corporation, whether voluntary or involuntary, to all of the Corporation's now or hereafter issued Class A Preferred Stock $.001 par value (Class A Preferred Stock") and its common stock. par value $.001 per share (the "Common Stock").

     4. Dividends. The holders of Series A of Class B Preferred Stock shall be entitled to receive, out of the net profits of the Corporation, dividends at the annual rate of $.90 per share per annum payable monthly by the 15th day of the month and accruing until paid starting and assessed beginning the first full month following issuance. The amount of dividends payable shall be computed on the basis of a 360 day year of twelve 30 day months. The Common Stock is entitled to all remaining profits which the Board of Directors may determine to distribute to the holders of Common Stock as dividends, Class A Preferred Stock not being entitled to any dividends but only liquidation preferences where applicable, subject to any future designations regarding the remainder of the unissued Class B Preferred Stock.

     No dividends or other distributions, other than dividends payable solely in shares of Common Stock of the Corporation ranking junior as to dividends and as to liquidation rights to the Series A of Class B Preferred Stock shall be declared, paid or set apart for payment on any shares of Common Stock and/or Class A Preferred Stock of the Corporation ranking junior as to dividends to Series A of Class B Preferred Stock unless and until all accrued and unpaid dividends of Series A of Class B Preferred Stock shall have been paid and/or set apart for payment.

     Any reference to "distribution" contained in this Section 4 shall not be deemed to include any distribution made in connection with any liquidation, dissolution or winding up of the Corporation whether voluntary or involuntary.

     5. Liquidation Preference. In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Series A of Class B Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are stated capital or surplus of any nature, an amount equal to the dividends accumulated thereon to the date of final distribution to such holders which have not prior thereto been paid without interest, and a sum equal to $10.00 per share, before any payment shall be made or any assets distributed to the holders of Class A Preferred Stock and/or Common Stock, or any other class or series of the Corporation's capital stock. All of the remaining net assets shall belong to and be distributed among the holders of the Class A Preferred Stock and/or Common Stock in proportion to rights designated for each, subject to any future designations regarding the remainder of the unissued Class B Preferred Stock. Neither a consolidation or merger of the Corporation with another corporation nor a sale or transfer of all or part of the Corporation's assets for cash, securities or other property will be considered a liquidation, dissolution or winding up of. the Corporation.

                                     EX-C9

     6. Redemption at Option of the Corporation.The Corporation may, at its option, at any time redeem in whole, or from time to time in part, out of the earned funds of the Corporation, the Series A of Class B Preferred Stock on any date set by the Board of Directors, at $10.00 per share plus, in each case, an amount in cash equal to all dividends on the Series A of Class B Preferred Stock accrued and unpaid thereon, pro rata to the date fixed for redemption (such sum being hereinafter referred to as the "Redemption Price").

     In case of the redemption of less than all of the then outstanding Series A of Class B Preferred Stock, the Corporation shall designate by lot, or in such other manner as the Board of Directors may determine, the shares to be redeemed or shall effect such redemption pro rata. Notwithstanding the foregoing, the Corporation shall not redeem less than all of the Series A of Class B Preferred Stock at any time outstanding until all dividends accrued and in arrears upon all Series A of Class B Preferred Stock then outstanding shall have been paid for all past dividend periods.

     Not less than thirty (30) days prior to the redemption date notice by first class mail, postage prepaid, shall be given to the holders of record of the Series A of Class B Preferred Stock to be redeemed, addressed to such stockholders at their last addresses as shown on the books of the Corporation. Each such notice of redemption shall specify the date fixed for redemption, the Redemption Price, the place or p1aces of payment, that payment will be made upon presentation and surrender of the shares of the Series A of Class B Preferred Stock and that on and after the redemption date, dividends will cease to accumu1ate on such shares.

     Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the holder of the Series A of Class B Preferred Stock receives such notice; and failure to give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of the Series A of Class B Preferred stock. On or after the date fixed for redemption as stated in such notice, each holder of the shares called for redemption shall surrender the certificate evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price. If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If, on the date fixed for redemption, funds necessary for the redemption shall be available therefor and sh all have been irrevocably deposited or set aside, then, notwithstanding that the certificates evidencing any shares so called for redemption shall not have been surrendered, the dividends with respect to the shares so called shall cease to accrue after the date fixed for redemption, the shares shall no longer be deemed outstanding, the holders thereof shall cease to be stockholders, and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor) shall terminate.

     The shares of Series A of Class B Preferred Stock shall not be subject to the operation of any purchase, retirement or sinking fund.

     7. Conversion. The shares of Series A of Class B Preferred Stock shall not be convertible at the option of the holder thereof.

                                     EX-C10

     8. Voting Rights.

     a. General. The shares of Series A of Class B Preferred Stock shall not have any voting rights regarding any corporation business except that solely and directly affecting the existence and rights and obligations of such Series A of Class B Preferred Stock.

     b. Class Voting Rights. In addition to voting rights provided above, so long as the Series A of Class B Preferred Stock is outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least one half (1/2) of all outstanding Series A of Class B Preferred Stock voting separately as a class, amend, alter or repeal (by merger or otherwise) any provision of the Certificate of Incorporation or the By-Laws of the Corporation, as amended, so as adversely to affect the relative rights. preferences, qualifications, limitations or restrictions of the Series A of Class B Preferred Stock.

     9. Outstanding Shares. All shares of the Series A of Class B Preferred Stock issued shall be deemed outstanding except (i) from the date fixed for redemption pursuant to Section 6 hereof, all shares of Series A of Class B Preferred Stock that have been so called for redemption under Section 6 hereof; and (ii) from the date of registration of transfer, all shares of the Series A of Class B Preferred Stock held of record by the Corporation.

     10. Partial Payments. Upon an optional redemption by the Corporation, if at any time the Corporation does not pay amounts sufficient to redeem all Series A of Class B Preferred Stock, then such funds which are paid shall be applied to redeem such Series A of Class B Preferred Stock as the Corporation may designate by lot.

     11. Preemptive Rights. The Series A of Class B Preferred Stock is not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.

     12. Severability of Provisions. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be val1d or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable jaw.

     To the extent not otherwise designated and until issued the shares of stock may be issued from time to time in one or more classes or one or more series within any class thereof, in any manner permitted by law, as determined from time to time by the board of directors, and stated in the resolution or resolutions providing for the issuance of such shares adopted by the board of directors pursuant to authority hereby vested in it, each class or series to be appropriately designated, prior to the issuance of any shares thereof, by some distinguishing letter, number, designation or title.

     All shares of stock in such classes or series may be issued for such consideration and have such voting powers, full or limited, or no voting powers, and shall have such designations preferences and relative, participating, optional, or other special rights, and qualifications, limitations or restrictions thereof, permitted by law, as shall be stated and expressed in the resolution or resolutions, providing for the issuance of such shares adopted by the board of directors pursuant to authority hereby vested in it. The number of shares of stock of any class or series within any class, so set forth in such resolution or resolutions may be increased (but not above the total number of authorized shares of the class) or decreased (but not below the number of shares thereof then outstanding) by further resolution or resolutions adopted by the board of directors pursuant to authority hereby vested in it.


                                     EX-C11

     FIFTH: The corporation is to have perpetual existence.

     SIXTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under
Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under
Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation , as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

     SEVENTH:For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation, and regulation of the powers of the corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

     1. The management of the business and the conduct of the affairs of the corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws. The phrase "whole Board" and the phrase "total number of directors" shall be deemed to have the same meaning, to wit, the total number of directors which the corporation would have if there were no vacancies. No election of directors need be by written ballot.

     2. After the original or other Bylaws of the corporation have been adopted, amended, or repealed, as the case may be, in accordance with the provisions of
Section 109 of the General Corporation Law of the state of Delaware, and, after the corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the Bylaws of the corporation may be exercised by the Board of Directors of the corporation; provided, however, that any provision for the classification of directors of the corporation for staggered terms pursuant to the provisions of subsection (d) of Section 141 of the General Corporation Law of the State of Delaware shall be set forth in an initial Bylaw or in a Bylaw adopted by the stockholders entitled to vote of the corporation unless provisions for such classification shall be set forth in this certificate of incorporation.

     3. Whenever the corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of the certificate of incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of paragraph (2) of subsection (b) of Section 242 of the General Corporation Law of the State of Delaware shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

                                     EX-C12

     EIGHTH: The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by paragraph (7) of subsection
(b) of Section 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented.

     NINETH: The corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the state of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

     TENTH:As provided in Section 203 (b)(3) of the General Corporation Law of the State of Delaware, and in accord therewith the corporation elects not to be governed by such Section 203 effective as and when allowed as provided in such
Section 203.

     ELEVENTH: From time to time any of the provisions of this certificate of incorporation may be amended, altered, or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the corporation by this certificate of incorporation are granted subject to the provisions of this Article ELEVENTH.

     The Restated and Amended Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (the "GCL") by affirmative vote of a majority of the votes represented by outstanding stock entitled to vote thereon, given in accordance with the provisions of Section 228 of the GCL with respect to which action written notice has been given as provided in Section 228 of the GCL.

     In Witness Of said Corporation has caused this certificate to be signed by Mair Faibish, its Chief Executive Officer and by Mitchell Gerstein, its Secretary this day of , 2003.



Synergy Brands Inc.


By
-----------------
Mair Faibish, CEO


By
----------------------------
Mitchell Gerstein, Secretary

                                     EX-C13

                                    EXHIBIT D
                               SYNERGY BRANDS INC.
                               1175 WALT WHITMAN ROAD
                                MELVILLE, NY 11747
           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Mair Faibish and Mitchell Gerstein, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated herein, all of the shares of the common stock, par value $.001 per share, of Synergy Brands Inc. the "Company"), held of record by the undersigned on at the Annual Meeting (the "Annual Meeting") of Stockholders of the Company to be held on , and any adjournment(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS LISTED IN THE PROXY STATEMENT, AND THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS PRESENTED FOR SHAREHOLDER VOTE AT THE ANNUAL MEETING.

1. PROPOSAL TO ELECT THE FOLLOWING PERSONS TO SERVE AS THE BOARD OF DIRECTORS FOR SYNERGY BRANDS INC. FOR ONE YEAR FROM THE EFFECTIVE DATE OF THE ANNUAL MEETING OF SHAREHOLDERS TO WHICH THIS PROXY RELATES OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED:

HENRY J. PLATEK, JR.
MAIR FAIBISH
MITCHELL GERSTEIN
DOMINIC MARSICOVETERE
MICHAEL FERRONE
DAIL ELIZABETH MILLER
RANDALL J. PERRY

FOR { }   AGAINST { }  ABSTAIN { }

2. PROPOSAL TO ELECT GRANT THORNTON LLP TO SERVE AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

FOR { }   AGAINST { }  ABSTAIN { }

3.  PROPOSAL TO ADOPT RESTATED AND AMENDED CERTIFICATE OF INCORPORATION

FOR { }   AGAINST { }  ABSTAIN { }

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

FOR  { }  AGAINST { } ABSTAIN { }

                                      -EX-D1-

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW { }

PLEASE EXECUTE THIS PROXY AS YOUR NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER
AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

SIGNATURE:                             DATE:


SIGNATURE:                             DATE:


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


                                      -EX-D2-